Supplement to the
Fidelity® Small Cap Growth Fund and Fidelity Small Cap Value Fund
October 27, 2006
Prospectus

The following information replaces the information found under the heading "Fee Table" in the "Investment Summary" section on page 7.

Annual operating expenses (paid from Small Cap Growth and Small Cap Value assets)

Small Cap Growth	Management fee	0.81%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.32%
	Total annual class operating expenses	1.13%
Small Cap Value	Management fee	0.81%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.28%
	Total annual class operating expenses	1.09%

SCP/SCV-07-01 March 30, 2007
1.808094.107

Supplement to the
Fidelity® International Real Estate Fund
September 29, 2006
Prospectus

The following information replaces the information found under the heading "Fee Table" in the "Investment Summary" section on page 5.

Annual operating expenses (paid from fund assets)

Management fee 	0.72%
Distribution and/or Service (12b-1) fees	None
Other expenses 	0.40%
Total annual fund operating expenses	1.12%

The following information replaces the biographical information for Matthew Lentz in the the "Fund Management" section on page 23.

Steve Buller is vice president and manager of Fidelity International Real Estate Fund, which he has managed since January 2007. Since joining Fidelity Investments in 1992, Mr. Buller has worked as a research analyst and portfolio manager.

IRE-07-02 March 30, 2007
1.808406.106

Supplement to the
Fidelity® Small Cap Opportunities Fund
January 28, 2007
Prospectus

Shares of Small Cap Opportunities are only available for purchase by (i) mutual funds for which FMR or an affiliate serves as an investment manager and (ii) FMR investment professionals, including the fund's portfolio manager.

SMO-07-02 March 30, 2007
1.843345.101